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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Pure Atria Corporation of our report dated November 27, 1996 relating to the financial statements of Integrity QA Software, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          Price Waterhouse LLP

San Jose, California
January 3, 1997